HAWKINS ACCOUNTING
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CERTIFIED PUBLIC ACCOUNTANT                   17415 MONTEREY STREET, STE. 200
                                              MORGAN HILL, CA  95037
                                              (408) 776-9455  FAX (408) 776-8979






                 CONSENT OF THE INDEPENDENT AUDITOR
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As the independent  accountant for Organic Soils.Com,  Inc., I hereby consent to the incorporation by reference in this Form SB2 Statement of the reviewed financial statements dated August 23, 2001 as of June 30, 2001 and for the six-month period then ended.


                                               /s/ Hawkins Accounting




August 24, 2001